Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA Multi-Managed Small Cap Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated December 12, 2019

to the Portfolios’ Summary Prospectus and Prospectus dated

July 26, 2019, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Investment Adviser” under each Portfolio’s “Portfolio Summary,” in the table under the heading “Portfolio Managers,” all references to Dennis Ruhl are deleted and the following portfolio managers are added:

Name and Title	Portfolio Manager of the Portfolio Since

Small-Cap Growth Component – JPMorgan
Lindsey J. Houghton Executive Director and Portfolio Manager	2019
Wonseok Choi Managing Director and Portfolio Manager	2019
Jonathan L. Tse Executive Director and Portfolio Manager	2019
Aksah Gupta Executive Director and Portfolio Manager	2019

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “J.P. Morgan Investment Management Inc. (JPMorgan)” is deleted in its entirety and replaced with the following:

The Small-Cap Growth Component of the SA Multi-Managed Growth, SA Multi-Managed Moderate Growth and SA Multi-Managed Small Cap Portfolios are managed by Phillip D. Hart, Lindsey J. Houghton, Wonseok Choi, Jonathan L. Tse and Akash Gupta. Mr. Hart, a Managing Director of JPMorgan and a CFA charterholder, is the lead portfolio manager for the Portfolio and is primarily responsible for portfolio construction. Mr. Hart has worked as a portfolio manager for the U.S. Behavioral Finance Equity Group at JPMorgan since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group. Mr. Houghton, Executive Director of JPMorgan, is a research analyst and portfolio manager for the U.S. Behavioral Finance Equity Group. An employee of the firm since 2006, Mr. Houghton is responsible for coverage of the small and mid-cap consumer and financial sectors. He has been also a portfolio manager since November 2018 on the J.P. Morgan Intrepid Mid Cap Strategy. Previously, he worked as a senior analyst on Bear Stearns’ Quantitative Equity team. Prior to joining Bear Stearns, Mr. Houghton was a research analyst at BKF Asset Management and a portfolio manager assistant at ING Investment Management. Mr. Choi, Managing Director of JPMorgan and head of quantitative research for the U.S. Behavioral Finance Equity Group since 2006, is responsible for Strategic Quantitative Research. This entails all aspects of process enhancements including, but not limited to: factors to be included into the investment process as well as refinements to existing factors, portfolio construction as well as our big data efforts. Mr. Tse, Executive Director of JPMorgan and a member of the quantitative research team for U.S. Equity Behavioral Finance Strategies since 2004, is responsible for Tactical Quantitative Research. This entails the active monitoring of current market conditions in order to identify opportunities and risks to make temporal adjustments to the Portfolio’s positioning. Mr. Gupta, Executive Director of JPMorgan, is a research analyst and portfolio manager for the U.S. Behavioral Finance Small and Mid Cap Equity Group. An employee of the firm since 2004, Mr. Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-999999-MM1.1 (12/19)

Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA Multi-Managed Small Cap Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated December 12, 2019

to the Portfolio’s Statement of Additional Information (“SAI”)

dated July 26, 2019, as supplemented and amended to date

Effective immediately, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to J.P. Morgan Investment Management Inc. (“JP Morgan”), references to Dennis Ruhl are deleted with respect to each of the Portfolios and the following is added:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of September 30, 2019)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
	Houghton, Lindsey J.	2	$599.4	0	$0	0	$0
JP Morgan[1]	Choi, Wonseok	0	$0	0	$0	0	$0
	Tse, Jonathan L.	0	$0	0	$0	0	$0
	Gupta, Aksah	0	$0	0	$0	0	$0

1 The total value and number of accounts managed by a Portfolio Manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SST_SAI_SUP4 (12/19)